Financial Instruments Risk Management	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments Risk Management
FINANCIAL INSTRUMENTS RISK MANAGEMENT

Foreign Exchange Risk

The Corporation is subject to foreign currency exposure on its financial instruments and the translation of its subsidiaries with foreign functional currencies to USD. The Corporation primarily manages its foreign currency exposure through its hedging instruments. See note 19. As at December 31, 2019, the Corporation’s significant foreign exchange currency exposure on its financial instruments by currency was as follows (in U.S. dollar equivalents):

	CDN	EUR	GBP	AUD
Cash	4,607	100,085	233,590	31,235
Restricted cash	—	279	—	4,138
Equity in unquoted companies - FVTPL	—	13,588	—	—
Accounts receivable	6,890	43,537	23,332	6,013
Derivatives	—	59,258	—	—
Accounts payable and accrued liabilities	(10,191)	(71,697)	(199,831)	(143,735)
Long-term debt	—	(934,733)	—	—
Derivatives	(12)	(79,733)	(14,472)	(1,616)
Customer deposits	969	(79,423)	(54,200)	(24,898)

The table below details the effect on equity and earnings before tax of a 10% strengthening or weakening of the USD exchange rate at the balance sheet date for balance sheet items denominated in CDN, EUR, GBP and AUD after the effect of the Corporation’s hedging activities:

	Earnings impact - gain (loss)		Equity impact - gain (loss)
	10% Strengthening $000s	10% Weakening $000s	10% Strengthening $000s	10% Weakening $000s
CDN	(800)	800	574	(574)
EUR	(89)	89	94,973	(94,973)
GBP	1,225	(1,225)	(67)	67
AUD	(15)	15	12,902	(12,902)

The table below details the effect on equity of a 10% strengthening or weakening of the EUR:USD or the EUR:GBP exchange rates on the valuations of the Swap Agreements that hedge the USD First Lien Term Loan. 10% is the sensitivity rate used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in foreign exchange rates.

	$000s
	- 10%	+ 10%
USD:EUR exchange rate	(233,636)	257,000
EUR:GBP exchange rate	(127,020)	139,722

Interest Rate Risk

The Corporation’s exposure to changes in interest rates (particularly fluctuations in LIBOR) relates primarily to interest paid on the Corporation’s long-term indebtedness, as well as the interest earned on and market value of its cash and investments. The Corporation is also exposed to fair value interest rate risk with respect to its Senior Notes and cash flow interest rate risk on the unhedged elements of the USD First Lien Term Loan, and the EUR First Lien Term Loan which bear interest at variable rates. The Corporation manages its foreign currency exposure through its hedging instruments. See note 19.

The table below details the effect on earnings before tax of a 100 basis points strengthening or weakening of the LIBOR and EURIBOR interest rates on these loans after the effect of the Corporation’s hedging activities. EURIBOR is currently negative and the analysis below presents the effect on earnings before tax if it were to turn positive by 100 basis points. 100 basis points sensitivity is the sensitivity rate used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates:

	Net earnings (loss) $000’s
	- 100 bps	+ 100 bps
USD LIBOR	1,779	(1,779)
EURIBOR	—	(9,532)

The USD First Lien Term Loan has a floor of 0% for the LIBOR and as such, the interest rate cannot decrease below 3.50%. The EUR First Lien Term Loan has a floor of 0% for the EURIBOR and as such, the interest rate cannot decrease below 3.75%. Management monitors movements in the interest rates by reviewing the EURIBOR and LIBOR on a quarterly basis. During the years ended December 31, 2019 and 2018 the EURIBOR was negative.

The table below details the effect on equity of a 100 basis points strengthening or weakening of the LIBOR and EURIBOR interest rates on the valuations of the Swap Agreements that hedge the USD First Lien Term Loan. 100 basis points is the sensitivity rate used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates:

	$000’s
	- 100 bps	+ 100 bps
LIBOR	(3,632)	3,244
GBP LIBOR	(48,434)	46,590
EURIBOR	(37,631)	36,004

Credit Risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Corporation. The Corporation has adopted a policy of only dealing with creditworthy counterparties and obtaining sufficient collateral where appropriate, as a means of mitigating the risk of financial loss from defaults. The Corporation’s policy is to transact wherever possible with investment grade counterparties. This information is supplied by independent rating agencies where available, and if not available, the Corporation uses other publicly available financial information and its own trading records to rate its major customers. The Corporation’s exposure and the credit ratings of its counterparties are continuously monitored and the aggregate value of transactions concluded is spread amongst approved counterparties. Credit exposure is managed by the Corporation’s treasury and finance groups in accordance with the Corporation’s treasury investment policy, which was approved by the Corporation’s Audit Committee.

Credit risk arises from cash and cash equivalents, contractual cash flows of investments carried at amortized cost, at FVOCI and at FVTPL, as applicable, favorable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures on outstanding accounts receivable. The Corporation does not have any significant credit risk exposure to any single counterparty or any group of counterparties having similar characteristics.

The Corporation subjects its accounts receivable, investments carried at FVOCI, and cash and restricted cash to the expected credit loss model and specifically uses the simplified approach in respect of accounts receivable. The credit risk on cash and cash equivalents, investments and derivative financial instruments is limited because the Corporation operates a credit rating based limit system to ensure that the majority of the Corporation’s balances are held with banks with investment grade credit-ratings assigned by international credit-rating agencies. The Corporation’s treasury investment policy and related strategy is focused on the preservation of capital and supporting its liquidity requirements, not on generating trading profits. The Corporation’s receivables are primarily in relation to payment processors and credit risk associated with these receivables is limited. The application of the expected credit loss model did not result in material impairment losses recorded in respect of these instruments.

Age of receivables that are past due but not impaired:

	As at December 31,
In thousands of U.S. Dollars	2019	2018
Past due less than 181 days	2,352	2,103
Past due more than 181 days	3,562	2,309
Total past due	5,914	4,412

The allowance for doubtful accounts is $14.6 million as at December 31, 2019 (December 31, 2018 - $16.8 million).

Age of impaired trade receivables:

	As at December 31,
In thousands of U.S. Dollars	2019	2018
Past due less than 181 days	48	308
Past due more than 181 days	14,524	16,520
Total past due	14,572	16,828

Liquidity Risk

Liquidity risk is the Corporation’s ability to meet its financial obligations when they come due. The Corporation is exposed to liquidity risk with respect to its contractual obligations and financial liabilities. The Corporation manages liquidity risk by continuously monitoring forecasted and actual cash flows and matching maturity profiles of financial assets and liabilities. The Corporation’s objective is to maintain a balance between continuity of funding and flexibility through borrowing facilities available through the Corporation’s banks and other lenders. The Corporation’s policy is to seek to ensure adequate funding is available from operations, established lending facilities and other sources, including the debt and equity capital markets, as required.

The Corporation’s principal sources of liquidity are its cash generated from operations, the Revolving Facility and certain other currently available funds. Currently available funds consist primarily of cash on deposit with banks and investments, which are comprised primarily of certain highly liquid, short-term investments, including money market funds. The Corporation’s working capital requirements are generally minimal during the year as its current gaming business requires customers to deposit funds prior to playing or participating in its real-money product offerings. The Corporation believes that such deposits are typically converted to revenue efficiently and on a timely basis such that operating expenditures are sufficiently covered. Management also believes that investing is a key element necessary for the continued growth of the Corporation’s customer base and the future development of new and innovative product offerings. Based on the Corporation’s currently available funds, borrowing capacity available from the Revolving Facility and its ability to access the debt and equity capital markets, if necessary, management believes that the Corporation will have the cash resources necessary to satisfy current obligations and working capital needs, and fund currently planned development and integration activities and other capital expenditures, including those with respect to the continued launch and operation of its U.S. business, as well as strategic transactions, if any, for at least the next 12 months. Notwithstanding, the state of capital markets and the Corporation’s ability to access them on favorable terms, if at all; micro and macro-economic downturns; and fluctuations of the Corporation’s operations, among other things, may influence its ability to secure the capital resources required to satisfy current or future obligations and fund future projects, strategic initiatives and support growth.

Customer deposit liabilities relate to customer deposits that are held in multiple bank accounts and highly liquid investments which are segregated from those holding operational funds. These deposits are included in current assets in the consolidated statements of financial position under Cash and cash equivalents - customer deposits and Current investments - customer deposits (see note 23).

The following table provides information about the terms of the Corporation’s financial obligations and liabilities (excluding derivatives which are presented separately below). The table is based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Corporation can be required to pay. The table includes both interest and principal cash flows as applicable. For floating rate interest cash flows, the undiscounted amount is based on the floating interest rate in place at December 31, 2019.

	On demand $000s	Less than 1 year $000s	2 to 5 years $000s	Greater than 5 years $000s
Accounts payable and other liabilities *	143,358	350,734	1,770	—
Customer deposits	409,390	—	—	—
Provisions	—	64,928	2,885	—
Long-term debt	—	311,508	1,302,740	4,969,062
Total	552,748	727,170	1,307,395	4,969,062
_____________________________
* Excludes VAT and other taxes as well as the interest accrual on Senior Notes, which are all included in accounts payable and other liabilities on the statements of financial position

The following table provides information about the terms of the Corporation’s derivative financial instruments based on contractual maturities. The table is based on the undiscounted net cash inflows or outflows on derivative instruments that settle on a net basis and the net undiscounted gross inflows and outflows on those derivatives that require gross settlement. For derivative cash flows based on a floating interest rate, the undiscounted amount is based on the floating interest rate in place at December 31, 2019.

	On demand $000s	Less than 1 year $000s	2 to 5 years $000s
Net settled derivatives
Unsettled bets - net outflows	—	17,628	—
Interest rate swap - net outflows	—	5,116	8,861

Gross settled derivatives
Cross currency interest rate swaps - inflows	—	(149,754)	(2,582,758)
Cross currency interest rate swaps - outflows	—	131,593	2,507,913
Total	—	4,583	(65,984)